                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
          26-Nov-99

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

               (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no) no

                    Initial ADCB                                                                            273,826,503.00

                                                                                          ADCB of
                                          ADCB of                                        Cumulative          Cumulative
                                         Cumulative              Cumulative          Defaulted Contracts      Net Loss
                                     Defaulted Contracts         Recoveries           net of Recoveries        Ratio
                                     -------------------         ----------           -----------------        -----
                    2 months prior        3,916,742.63            2,060,229.46              1,856,513.17              0.68%
                    1 month prior         3,916,742.63            2,239,410.62              1,677,332.01              0.61%
                    Current               4,218,835.75            2,239,410.62              1,979,425.13              0.72%
                                          -------------           -------------             -------------             -----
                    Average               4,017,440.34            2,179,683.57              1,837,756.77              0.67%

                    Annualized maximum Cumulative Net Loss Ratio                                                      1.00%
                    Average Cumulative Net Loss Ratio                                                                 0.67%

        Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                      no

C) An Event of Default has occurred and is continuing (yes/no)                                                   no

               (a)  failure to pay on each Distribution Date the full amount of interest on any Note             no
                    (yes/no)

               (b)  failure to pay the then outstanding principal amount of any Note, if any, on its             no
                    related Maturity Date (yes/no)

Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                 no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
          26-Nov-99

Obligor Event Trigger Determination
-----------------------------------

        The current period is less than 16 months after the Closing Date
        (January 4, 1999) (yes / n/a) n/a If the current period is less than 16 months after the closing date, one of the top five Obligors,
          as of the Cut-Off Date, is a Defaulted Contract in this period (yes/no / n/a)                                     n/a

        The Obligor Event has been cured (yes, if any of following is yes/no, if each of following is no / n/a              n/a
        if not applicable)
          a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                 n/a
          b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries                 n/a
              are expected
          c)  a Successor Servicer has been appointed                                                                       n/a

An Obligor Event has occurred and is continuing                                                                             n/a

10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                            273,826,503.00

        Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                       0.00
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                           0.00%
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10%                 no
        (yes/no)

5% Skipped Payment Limit Calculation
------------------------------------
        The percent of contracts with Skipped Payment modifications                                                       0.25%
        The DCB exceeds 5% of the initial ADCB (yes/no)                                                                     no
        Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                     n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

              (i)       The ADCB of all End-User Contracts with Obligors that are governmental entities or                0.00%
                        municipalities exceeds 1.13% of the ADCB of the Contract Pool                                       no

             (ii)       The ADCB of all End-User Contracts which finance, lease or are related to Software                0.14%
                        exceeds 3.88% of the ADCB of the Contract Pool                                                      no

            (iii)       The ADCB of all End-User Contracts with Obligors who comprise the three largest                   2.85%
                        (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the
                        Contract Pool                                                                                       no

             (iv)       The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors            12.31%
                        (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the
                        Contract Pool                                                                                       no

              (v)       The ADCB of the End-User Contracts related to a single Vendor, or representing a                 11.30%
                        Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the
                        Contract Pool                                                                                       no

             (vi)       The ADCB of all End-User Contracts with Obligors thereof located in a single State of             6.33%
                        the United States exceeds 17.73% of the ADCB of the Contract Pool                                   no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
          26-Nov-99

                                                                                      Collection               Reserve
                                                                                       Account                   Fund
                                                                                       -------                   ----
Beginning Account Balance                                                                     0.00              2,738,265.00
Investment Earnings                                                                      19,629.05                 13,896.60

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less
Servicer Advances plus Payaheads                                                      3,564,038.59
Add: Prepayment Amounts                                                               1,458,328.94
Add: Recoveries                                                                               0.00
Add: Investment Earnings                                                                 33,525.65                (13,896.60)
Add: Late Charges                                                                        11,987.90
Add: Expired Lease Proceeds                                                                   0.00
Add: Servicer Advances                                                                        0.00

Available Amounts                                                                     5,067,881.08              2,738,265.00
-----------------

Payments on Distribution Date
-----------------------------

(A) **  Indenture Trustee Fees (first in funds allocation                                     0.00
        during a Restricting Event or an Event of Default)

  (A)   Unreimbursed Servicer Advances                                                        0.00

  (B)   Monthly Servicing Fee, due and accrued, including any
        amounts unpaid                                                                   31,539.59

  (C)   Class A-1 Notes interest, due and accrued, including
        any amounts unpaid                                                                    0.00

  (D)   Class A-2 Notes interest, due and accrued, including
        any amounts unpaid                                                              366,432.71

  (E)   Class B Notes interest, due and accrued, including any amounts
        unpaid                                                                           16,911.11

  (F)   Class C Notes interest, due and accrued, including any amounts
        unpaid                                                                           12,318.15

  (G)   Class D Notes interest, due and accrued, including any amounts
        unpaid                                                                           14,069.99

  (H)   The Class A-1 Principal Payment Amount                                                0.00

  (I)   The Class A-2 Principal Payment Amount                                        4,441,935.28

  (J)   The Class B Principal Payment Amount                                            184,674.25

  (K)   The Class C Principal Payment Amount                                                  0.00

  (L)   The Class D Principal Payment Amount                                                  0.00

  (M)   Amounts required to meet the Reserve Fund Amount                                      0.00                      0.00

  (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid
        (applicable only if an Obligor Event has occurred and is continuing)
                                                                                              0.00

  (N)   Any excess to Certificateholders                                                      0.00

Distributions to Noteholders and Certificateholders                                   5,067,881.08

Ending balance of accounts                                                                    0.00              2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
        26-Nov-99
        A Restricting Event has occurred and is continuing (yes\no)                          no

        Trustee Fees (only in the event of a Restricting Event or an Event of Default)                   0.00


Unreimbursed Servicer Advances
------------------------------

 (i)    Current month Unreimbursed Servicer Advances                                                     0.00
 (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                       0.00
 (iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                          0.00
 (iv)   Unreimbursed Servicer Advances distributed                                                       0.00
        Unpaid Unreimbursed Servicer Advances (or arrearage)                                             0.00




Servicing Fee Schedule
----------------------

 (i)    Servicing Fee Percentage                                                                         0.50%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                        75,695,019.18
 (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                     31,539.59
 (iv)   Servicing Fee accrued but not paid in prior periods                                              0.00
 (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) +                31,539.59
 (iv)   Monthly Servicing Fee distributed                                                           31,539.59
        Servicing Fee accrued but not paid                                                               0.00

Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                              0.00
 (i)    Class A-1 Interest Rate                                                                        5.7325%
 (ii)   Number of days in Accrual Period                                                                    0
        Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                          0.0000%
        Current Class A-1 interest due                                                                   0.00
        Prior Class A-1 interest arrearage                                                               0.00
        Current Period Interest Shortfall                                                                0.00

        Class A-1 interest distribution                                                                  0.00


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                     68,813,653.87
        Class A-2 Interest Rate                                                                        6.3900%
        Class A-2 Interest Rate x 30/360                                                               0.5325%
        Current Class A-2 interest due                                                             366,432.71
        Prior Class A-2 interest arrearage                                                               0.00
        Current Period Interest Shortfall                                                                0.00

        Class A-2 interest distribution                                                            366,432.71


Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                        3,122,051.32
        Class B Interest Rate                                                                          6.5000%
        Class B Interest Rate x 30/360                                                                 0.5417%
        Current Class B interest due                                                                16,911.11
        Prior Class B interest arrearage                                                                 0.00
        Current Period Interest Shortfall                                                                0.00

        Class B interest distribution                                                               16,911.11

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
        26-Nov-99

Class C Interest Schedule
-------------------------
        Opening Class C principal balance                                                        2,212,842.03
        Class C Interest Rate                                                                          6.6800%
        Class C Interest Rate x 30/360                                                                 0.5567%
        Current Class C interest due                                                                12,318.15
        Prior Class C interest arrearage                                                                 0.00
        Current Period Interest Shortfall                                                                0.00

        Class C interest distribution                                                               12,318.15


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                        2,212,842.03
        Class D  Interest Rate                                                                         7.6300%
        Class D Interest Rate x 30/360                                                                 0.6358%
        Current Class D interest due                                                                14,069.99
        Prior Class D interest arrearage                                                                 0.00
        Current Period Interest Shortfall                                                                0.00

        Class D interest distribution                                                               14,069.99

Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                       9/25/98
 (i)    Opening Class A-1 principal balance                                                              0.00
 (ii)   ADCB as of last day of second preceding Collection Period                               75,695,019.18
 (iii)  ADCB as of last day of immediately preceding Collection Period                          70,808,890.38
        Expected Class A-1 Payment ( (ii) - (iii) )                                              4,886,128.80
 (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                    0.00
        Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                   0.00
        Class A-1 Principal Payment Amount distribution                                                  0.00
                        Shortfall                                                                        0.00

        Class A-1 Principal Balance after current distribution                                           0.00

Class A-2 Principal Schedule
----------------------------

 (i)    Opening Class A-2 principal balance                                                     68,813,653.87
 (ii)   Applicable Class A-2 Percentage                                                                 90.91%
 (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    70,808,890.38

 (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                     64,371,718.59
 (v)    (i) - (iv) (zero until Class A-1 has been retired)                                       4,441,935.28
 (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                               4,441,935.28

        Class A-2 Principal Payment Amount distributed                                           4,441,935.28
                        Shortfall                                                                        0.00

        Class A-2 principal balance after current distribution                                  64,371,718.59

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
        26-Nov-99

Class B Principal Schedule
--------------------------
  (i)   Opening Class B principal balance                                                        3,122,051.32
  (ii)  Applicable Class B  Percentage                                                                   3.90%
  (iii) ADCB as of the last day of the Collection Period less obligations to Class              70,808,890.38
        A-1 Notes
  (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                        2,758,787.91
  (v)   (i) - (iv) (zero until Class A-1 has been retired)                                         363,263.41
  (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                   363,263.41

        Class B Principal Payment Amount distributed                                               184,674.25
                                  Shortfall                                                        178,589.16

        Class B principal balance after current distribution                                     2,937,377.07



Class C Principal Schedule
--------------------------

  (i)   Opening Class C principal balance                                                        2,212,842.03
  (ii)  Applicable Class C Percentage                                                                    2.60%
  (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    70,808,890.38
  (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                        1,839,191.94
  (v)   (i) - (iv) (zero until Class A-1 has been retired)                                         373,650.09
  (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                   373,650.09

         Class C Principal Payment Amount distributed                                                    0.00
                        Shortfall                                                                  373,650.09

        Class C principal balance after current distribution                                     2,212,842.03



Class D Principal Schedule
--------------------------

  (i)   Opening Class D principal balance                                                        2,212,842.03
  (ii)  Applicable Class D Percentage                                                                    2.60%
  (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    70,808,890.38
  (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                        1,839,191.94
  (v)   (i) - (iv) (zero until Class A-1 has been retired)                                         373,650.09
  (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                   373,650.09

        Class D Principal Payment Amount distributed                                                     0.00
                        Shortfall                                                                  373,650.09

        Class D principal balance after current distribution                                     2,212,842.03


Reserve Fund Schedule
---------------------

        Prior month Reserve Fund balance                                                         2,738,265.00
        Initial ADCB                                                                           273,826,503.00
        Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                      2,738,265.00
                        (ii) outstanding principal of the Notes)
        Current period draw on Reserve Fund                                                              0.00
        Required deposit to Reserve Fund                                                                 0.00
        Actual deposit to Reserve Fund                                                                   0.00
        Interest Earned on Reserve Account                                                          13,896.60
        Deposit to Certificateholder                                                                     0.00
        Ending Reserve Fund balance                                                              2,738,265.00

        Ending Reserve Fund balance as a percentage of ADCB                                              3.87%


Servicing Fee Schedule
----------------------

        Servicing Fee during an Obligor Event                                                            0.00
        Servicing Fee paid                                                                               0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
        26-Nov-99

                        CUSIP # 423327AA3
        Class A-1
        ---------
        Class A-1 principal balance                                         0.00
        Initial Class A-1 principal balance                        62,980,096.00

        Note factor                                                  0.000000000


                        CUSIP # 423327AB1
        Class A-2
        ---------
        Class A-2 principal balance                                64,371,718.59
        Initial Class A-2 principal balance                       191,678,552.00

        Note factor                                                  0.335831620


                        CUSIP # 423327AC9
        Class B
        -------
        Class B principal balance                                   2,937,377.07
        initial Class B principal balance                           8,214,795.00

        Note factor                                                  0.357571561


                        CUSIP # 423327AD7
        Class C
        -------
        Class C principal balance                                   2,212,842.03
        Initial Class C principal balance                           5,476,530.00

        Note factor                                                  0.404059145



        Class D
        -------
        Class D principal balance                                   2,212,842.03
        Initial Class D principal balance                           5,476,530.00

        Note factor                                                  0.404059145

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
        26-Nov-99

ADCB as of the last day of the Collection Period                                   70,808,890.38


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                302,093.12
Number of Defaulted Contracts as of the last day of the Collection Period                      4
Defaulted Contracts as a percentage of ADCB (annualized)                                    5.12%

DCB of Adjusted Contracts as of the last day of the Collection Period                       0.00
Number of Adjusted Contracts as of the last day of the Collection Period                       0

DCB of Prepaid Contracts as of the last day of the Collection Period                1,354,493.71
Number of Prepaid Contracts as of the last day of the Collection Period                        9

DCB of Substitute Contracts, excluding Warranty Contracts, added to                         0.00
Trust during Collection Period
Number of Substitute Contracts, excluding Warranty Contracts, added to                         0
Trust during Collection Period

DCB of Warranty Contracts as of the last day of the Collection Period                       0.00
Number of Warranty Contracts as of the last day of the Collection Period                       0

DCB of repurchased Contracts as of the last day of the Collection Period                    0.00
Number of repurchased Contracts as of the Collection Period                                    0

DCB of Additional Contracts as of the last day of the Collection Period                     0.00
Number of Additional Contracts as of the Collection Period                                     0

Recoveries collected relating to Defaulted Contracts as of the last day                     0.00
of the Collection Period

Delinquencies                                           Dollars                        Percent
                                                        -------                        -------
        Current                                       64,061,036.92                         9.82%
        31-60 days past due                            3,384,559.90                         4.75%
        61-90 days past due                            1,129,849.25                         1.58%
        Over 90 days past due                          2,745,441.22                         3.85%
                                                      -------------                       ------
        Total                                         71,320,887.29                       100.00%

        31+ days past due                              7,259,850.37                        10.18%


  (i)   DCB of cumulative Defaulted Contracts  (cumulative gross losses
        to date)                                                                    4,218,835.75
 (ii)   Cumulative Recoveries realized on Defaulted Contracts                       2,239,410.62
        Cumulative net losses to date  ( (i) - (ii) )                               1,979,425.13

        -----------------------------------------------------------
                          Static Information
        Initial ADCB                                    273,826,503
        Discount Rate                                        6.9239%
        Class A-1 Initial Principal Amount               62,980,096
        Class A-1 Interest Rate                              5.7325%
        Class A-2 Initial Principal Amount              191,678,552
        Class A-2 Interest Rate                              6.3900%
        Class B Initial Principal Amount                  8,214,795
        Class B Interest Rate                                6.5000%
        Class C Initial Principal Amount                  5,476,530
        Class C Interest Rate                                6.6800%
        Class D Initial Principal Amount                  5,476,530
        Class D Interest Rate                                7.6300%
        Reserve Fund Initial Deposit                      2,738,265
        Class A-1 Maturity Date                            09/25/98
        Classes A-2, B, C, & D Maturity Date               05/25/05
        Closing Date                                       09/04/97
        -----------------------------------------------------------